                                                                    EXHIBIT 4.11

                         REGISTRATION RIGHTS AGREEMENT

                            Dated as of June 9, 1998

                                     Among

                                    MTL INC.
                                   as Issuer

                          THE GUARANTORS NAMED HEREIN

                                      and

                          BT ALEX. BROWN INCORPORATED
                     CREDIT SUISSE FIRST BOSTON CORPORATION
                              SALOMON BROTHERS INC
                             as Initial Purchasers


                                  $100,000,000

                     10% SENIOR SUBORDINATED NOTES DUE 2006

                                  $40,000,000

                    FLOATING INTEREST RATE SUBORDINATED TERM
                              SECURITIES DUE 2006

                         REGISTRATION RIGHTS AGREEMENT

          This Registration Rights Agreement (this "Agreement"), dated as of
                                                    ---------
June 9, 1998, is being entered into among MTL Inc., a corporation organized under the laws of the State of Florida (the "Company"), each of the subsidiaries
                                             -------
of the Company listed on the signature pages hereto (the "Guarantors" and,
                                                          ----------
together with the Company, the "Issuers") and BT Alex. Brown Incorporated,
                                -------
Credit Suisse First Boston Corporation and Salomon Brothers Inc (collectively, the "Initial Purchasers").
     ------------------

          This Agreement is being entered into in connection with the Purchase Agreement, dated as of June 14, 1998, among the Company, the Guarantors and the Initial Purchasers (the "Purchase Agreement"), which provides for the sale by
                         ------------------
the Company to the Initial Purchasers of $100,000,000 aggregate principal amount of the Company's 10% Senior Subordinated Notes Due 2006 (the "Fixed Rate Notes")
                                                              ----------------
and $40,000,000 aggregate principal amount of the Company's Floating Interest Rate Subordinated Term Securities due 2006 (the "Floating Rate Notes", and
                                                 -------------------
together with the Fixed Rate Notes, the "Notes"), in each case guaranteed by the
                                         -----
Guarantors (the "Guarantees").  In order to induce the Initial Purchasers to
                 ----------
enter into the Purchase Agreement, the Issuers have agreed to provide the registration rights set forth in this Agreement for the benefit of the Initial Purchasers and their direct and indirect transferees. The execution and delivery of this Agreement is a condition to the obligation of the Initial Purchasers to purchase the Notes under the Purchase Agreement.

          The parties hereby agree as follows:

1.  Definitions
    -----------

          As used in this Agreement, the following terms shall have the following meanings:

          Additional Interest:  See Section 4(a) hereof.
          -------------------

          Advice:  See the last paragraph of Section 5 hereof.
          ------

          Agreement:  See the first introductory paragraph hereto.
          ---------

          Applicable Period:  See Section 2(b) hereof.
          -----------------

          Closing Date:  The Closing Date as defined in the Purchase Agreement.
          ------------

          Company:  See the first introductory paragraph hereto.
          -------

          Effectiveness Date:  The 210th day after the Issue Date; provided,
          ------------------                                       --------
however, that with respect to any Shelf Registration other than a Shelf
-------
Registration if no Exchange Registration Statement has been filed, the Effectiveness Date shall be the 60th day after the applicable Registration Statement with respect thereto is filed.

          Effectiveness Period:  See Section 3(a) hereof.
          --------------------

          Event Date:  See Section 4(b) hereof.
          ----------

          Exchange Act:  The Securities Exchange Act of 1934, as amended, and
          ------------
the rules and regulations of the SEC promulgated thereunder.

          Exchange Notes:  See Section 2(a) hereof.
          --------------

          Exchange Offer:  See Section 2(a) hereof.
          --------------

          Exchange Registration Statement:  See Section 2(a) hereof.
          -------------------------------

          Filing Date:  The 150th day after the Issue Date.
          -----------

          Fixed Rate Notes:  See the introductory paragraphs hereto.
          ----------------

          Fixed Rate Exchange Notes:  See section 2(a) hereof.
          -------------------------

          Floating Rate Notes:  See the introductory paragraphs hereto.
          -------------------

          Floating Rate Exchange Notes:  See section 2(a) hereof.
          ----------------------------

          Guarantors:  See the first introductory paragraph hereto.
          ----------

          Holder:  Any holder of a Registrable Note or Registrable Notes.
          ------

          Indemnified Person:  See Section 7(c) hereof.
          ------------------

          Indemnifying Person:  See Section 7(c) hereof.
          -------------------

          Indenture:  The Indenture, dated as of June 9, 1998 among the Company,
          ---------
the Guarantors and United States Trust Company of New York, as trustee, pursuant to which the Notes and the Guarantees are being issued, as amended or supplemented from time to time in accordance with the terms thereof.

          Initial Purchasers:  See the first introductory paragraph hereto.
          ------------------

          Inspectors:  See Section 5(o) hereof.
          ----------

          Issue Date:  The date on which the Notes were sold to the Initial
          ----------
Purchasers pursuant to the Purchase Agreement.

          Issuers:  See the first introductory paragraph hereto.
          -------

          NASD:  See Section 5(s) hereof.
          ----

          Notes:  See the second introductory paragraph hereto.
          -----

          Participant:  See Section 7(a) hereof.
          -----------

          Participating Broker-Dealer:  See Section 2(a) hereof.
          ---------------------------

          Person:  An individual, corporation, partnership, limited liability
          ------
company, trust, or joint venture, or a governmental agency or political subdivision thereof or other legal entity.

          Private Exchange:  See Section 2(b) hereof.
          ----------------

          Private Exchange Notes:  See Section 2(b) hereof.
          ----------------------

          Prospectus:  The prospectus included in any Registration Statement
          ----------
(including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, and all other amendments and supplements to the Prospectus, with respect to the terms of the offering of any portion of the Registrable Notes covered by such Registration Statement including post-effective amend-ments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          Purchase Agreement:  See the second introductory paragraph hereto.
          ------------------

          Records:  See Section 5(o) hereof.
          -------

          Registrable Notes:  Each Note upon original issuance of the Notes and
          -----------------
at all times subsequent thereto, each Exchange Note as to which Section 2(c)(iv) hereof is applicable upon original issuance and at all times subsequent thereto and each Private Exchange Note upon original issuance thereof and at all times subsequent thereto, until in the case of any such Note, Exchange Note or Private Exchange Note, as the case may be, the earliest to occur of (i) a Registration Statement (other than, with respect to any Exchange Note as to which Section 2(c)(iv) hereof is applicable, the Exchange Registration Statement) covering such Note, Exchange Note or Private Exchange Note, as the case may be, has been declared effective by the SEC and such Note (unless such Note was not tendered for exchange by the Holder thereof), Exchange Note or Private Exchange Note, as the case may be, has been disposed of in accordance with such effective Registration Statement, (ii) such Note, Exchange Note or Private Exchange Note, as the case may be, is sold in compliance with Rule 144 or may be sold pursuant to Rule 144(k), (iii) such note has been exchanged for an Exchange Note or Exchange Notes pursuant to an Exchange Offer and is entitled to be resold without complying with the prospectus delivery requirements of the Securities Act or (iv) such Note, Exchange Note or Private Exchange Note, as the case may be, ceases to be outstanding for purposes of the Indenture.

          Registration Statement:  Any registration statement of the Company and
          ----------------------
the Guarantors, including, but not limited to, the Exchange Registration Statement and any registration statement filed with the SEC pursuant to the provisions of this Agreement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

          Rule 144:  Rule 144 promulgated under the Securities Act, as such Rule
          --------
may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

          Rule 144A:  Rule 144A promulgated under the Securities Act, as such
          ---------
Rule may be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the SEC.

          Rule 415:  Rule 415 promulgated under the Securities Act, as such Rule
          --------
may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

          SEC:  The Securities and Exchange Commission.
          ---

          Securities Act:  The Securities Act of 1933, as amended, and the rules
          --------------
and regulations of the SEC promulgated thereunder.

          Shelf Notice:  See Section 2(c) hereof.
          ------------

          Shelf Registration:  See Section 3(a) hereof.
          ------------------

          TIA:  The Trust Indenture Act of 1939, as amended.
          ---

          Trustee:  The trustee under the Indenture and, if existent, the
          -------
trustee under any indenture governing the Exchange Notes and Private Exchange Notes (if any).

          Underwritten registration or underwritten offering:  A registration in
          --------------------------------------------------
which securities of one or more of the Issuers are sold to an underwriter for reoffering to the public.

2.  Exchange Offer
    --------------

          (a) The Issuers agree to file with the SEC no later than the Filing Date an offer to exchange (the "Exchange Offer") any and all of the Registrable
                                --------------
Notes (other than the Private Exchange Notes, if any) for a like aggregate principal amount of senior subordinated notes of the Company, guaranteed on a senior subordinated basis by the Guarantors, that are identical in all material respects to the Fixed Rate Notes and the Floating Rate Notes, as applicable, (and that are entitled to the benefits of the Indenture or a trust indenture that is identical in all material respects to the Indenture (other than such changes to the Indenture or any such identical trust indenture as are necessary to comply with any requirements of the SEC to effect or maintain the qualification thereof under the TIA) and that, in either case, has been qualified under the TIA), except that the Exchange Notes (other than Private Exchange Notes, if any) shall have been registered pursuant to an effective Registration Statement under the Securities Act and shall contain no restrictive legend thereon (the "Fixed Rate Exchange
                                                          -------------------
Notes" and the "Floating Rate Exchange Notes," respectively, and together, the
-----           ----------------------------
"Exchange Notes"). The Exchange Offer shall be registered under the Securities
 --------------
Act on an appropriate form (the "Exchange Registration Statement") and shall
                                 -------------------------------
comply with all applicable tender offer rules and regulations under the Exchange Act. The Issuers agree to use their commercially reasonable efforts to (x) cause the Exchange Registration Statement to be declared effective under the Securities Act on or before the Effectiveness Date; (y) keep the Exchange Offer open for at least 20 business days (or longer if required by applicable law) after the date that notice of the Exchange Offer is mailed to Holders; and (z) consummate the Exchange Offer on or before the 240th day following the Issue Date. If after such Exchange Registration Statement is declared effective by the SEC, the Exchange Offer or the issuance of the Exchange Notes thereunder is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Exchange Registration Statement shall be deemed not to be effective for purposes of this Agreement.

          Each Holder who participates in the Exchange Offer will be required to represent that any Exchange Notes received by it will be acquired in the ordinary course of its business, that at the time of the commencement of the Exchange Offer such Holder will have no arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities
Act) of the Exchange Notes in violation of the provisions of the Securities Act, that such Holder is not an affiliate of the Company or any Guarantor within the meaning of the Securities Act and that if such Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of Exchange Notes and is not acting on behalf of any persons or entities who could not truthfully make the foregoing representations. In addition, each broker-dealer that desires to participate in the Exchange Offer and to receive Exchange Notes for its own account will be required to represent that the Notes being tendered by such broker-dealer were acquired as a result of market-making or other trading activities and not in transactions directly with any Issuer or an affiliate thereof and that it will deliver a prospectus in connection with any resale of such Exchange Notes (a "Participat-
                                  ----------
ing Broker-Dealer"). A broker-dealer that is not able to make the foregoing
-----------------
representation will not be permitted to participate in the Exchange Offer.

          Upon consummation of the Exchange Offer in accordance with this
Section 2, the provisions of this Agreement shall continue to apply mutatis
                                                                    -------
mutandis, solely with respect to Registrable Notes that are Private Exchange
--------
Notes and Exchange Notes held by Participating Broker-Dealers, the Issuers shall have no further obligation to register Registrable Notes (other than Private Exchange Notes and other than in respect of any Exchange Notes as to which clause 2(c)(iv) hereof applies) pursuant to Section 3 hereof. No securities other than the Exchange Notes and Guarantees shall be included in the Exchange Registration Statement.

          (b) The Issuers shall include within the Prospectus contained in the Exchange Registration Statement a section entitled "Plan of Distribution," reasonably acceptable to the Initial Purchasers, which shall contain a summary statement of the publicly disseminated positions taken or policies made by the Staff of the SEC with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Notes received by such broker-dealer. Such "Plan of Distribution" section shall also expressly permit the use of the Prospectus by all Persons subject to the prospectus delivery requirements of the Securities Act, including all Participating Broker-Dealers, and include a statement describing the means by which Participating Broker-Dealers may resell the Exchange Notes.

          The Issuers shall use their commercially reasonable efforts to keep the Exchange Registration Statement effective and to amend and supplement the Prospectus contained therein, in order to permit such Prospectus to be lawfully delivered by all Persons subject to the prospectus delivery requirements of the Securities Act for such period of time as is necessary to comply with applicable law in connection with any resale of the Exchange Notes; provided, however, that
                                                         --------  -------
such period shall not exceed 150 days after the consummation of the Exchange Offer (or such longer period if extended pursuant to the last paragraph of
Section 5 hereof) (the "Applicable Period").
                        -----------------

          If, prior to consummation of the Exchange Offer, the Initial Purchasers hold any Notes acquired by them having, or that are reasonably likely to be determined to have, the status of an unsold allotment in the initial distribution, the Issuers shall, upon the request of the Initial Purchasers, simultaneously with the delivery of the Exchange Notes in the Exchange Offer, issue and deliver to the Initial Purchasers in exchange (the "Private Exchange") for such Notes held by
                                     ----------------
the Initial Purchasers a like principal amount of senior subordinated notes of the Company, guaranteed on a senior subordinated basis by the Guarantors, that are identical in all material respects to the Fixed Rate Exchange Notes and the Floating Rate Exchange Notes, as applicable, (the "Private Exchange Notes") (and
                                                   ----------------------
that are issued pursuant to the same indenture as the Exchange Notes) except for the placement of a restrictive legend on such Private Exchange Notes. The Private Exchange Notes shall bear the same CUSIP number as the Exchange Notes.

          Interest on the Exchange Notes and the Private Exchange Notes will accrue from the last interest payment date on which interest was paid on the Notes surrendered in exchange therefor or, if no interest has been paid on the Notes, from the Issue Date.

          In connection with the Exchange Offer, the Issuers shall:

          (1) mail to each Holder a copy of the Prospectus forming part of the Exchange Registration Statement, together with an appropriate letter of transmittal and related documents;

          (2) utilize the services of a depositary for the Exchange Offer with an address in the Borough of Manhattan, The City of New York;

          (3) permit Holders to withdraw tendered Notes at any time prior to the close of business, New York time, on the last business day on which the Exchange Offer shall remain open; and

          (4) otherwise comply in all material respects with all applicable laws, rules and regulations.

          As soon as practicable after the close of the Exchange Offer or the Private Exchange, as the case may be, the Issuers shall:

          (1) accept for exchange all Notes tendered and not validly withdrawn pursuant to the Exchange Offer or the Private Exchange;

          (2) deliver to the Trustee for cancellation all Notes so accepted for exchange; and

          (3) cause the Trustee to authenticate and deliver promptly to each Holder of Notes, Exchange Notes or Private Exchange Notes, as the case may be, equal in principal amount to the Notes of such Holder so accepted for exchange.

          The Exchange Notes and the Private Exchange Notes may be issued under
(i) the Indenture or (ii) an indenture identical in all material respects to the Indenture, which in either event shall provide that (1) the Exchange Notes shall not be subject to the transfer restrictions set forth in the Indenture and (2) the Private Exchange Notes shall be subject to the transfer restrictions set forth in the Indenture. The Indenture or such indenture shall provide that the Exchange Notes, the Private Exchange Notes and the Notes shall vote and consent together on all matters as one class and that none of the Exchange Notes, the Private Exchange Notes or the Notes will have the right to vote or consent as a separate class on any matter.

          (c) If, (i) because of any change in law or in currently prevailing interpretations of the Staff of the SEC, the Issuers are not permitted to effect an Exchange Offer, (ii) the Exchange Offer is not consummated within 240 days of the Issue Date, (iii) any holder of Private Exchange Notes so requests at any time after the consummation of the Private Exchange or (iv) in the case of any Holder that participates in the Exchange Offer, such Holder does not receive Exchange Notes on the date of the exchange that may be sold without restriction under state and federal securities laws (other than due solely to the status of such Holder as an affiliate of the Issuers or as an "underwriter" within the meaning of the Securities Act), then in each case, the Company shall promptly upon becoming aware of any of the matters contemplated in clauses (i) -(iv) above deliver to the Holders and the Trustee written notice thereof (the "Shelf
                                                                          -----
Notice") and shall file a Shelf Registration pursuant to Section 3 hereof.
------

3.  Shelf Registration
    ------------------

          If a Shelf Notice is delivered as contemplated by Section 2(c) hereof, then:

          (a) Shelf Registration.  The Issuers shall as promptly as reasonably
              ------------------
practicable file with the SEC a Reg-
istration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Notes (the "Shelf Registration"). If
                                                     ------------------
the Issuers shall not have yet filed an Exchange Registration Statement, the Issuers shall use their commercially reasonable efforts to file with the SEC the Shelf Registration on or prior to the Filing Date. The Shelf Registration shall be on Form S-1 or another appropriate form permitting registration of such Registrable Notes for resale by Holders in the manner or manners designated by them (including, without limitation, one or more underwritten offerings). The Issuers shall not permit any securities other than the Registrable Notes to be included in the Shelf Registration.

          The Issuers shall use their commercially reasonable efforts to cause the Shelf Registration to be declared effective under the Securities Act on or prior to the Effectiveness Date and to keep the Shelf Registration continuously effective under the Securities Act until the date that is two years from the Issue Date, subject to extension pursuant to the last paragraph of Section 5 hereof (the "Effectiveness Period"), or such shorter period ending when all
             --------------------
Registrable Notes covered by the Shelf Registration have been sold in the manner set forth and as contemplated in the Shelf Registration.

          (b) Withdrawal of Stop Orders.  If the Shelf Registration ceases to be
              -------------------------
effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder), the Issuers shall use their best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof.

          (c) Supplements and Amendments.  The Issuers shall promptly supplement
              --------------------------
and amend the Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, if required by the Securities Act, or if reasonably requested by any underwriter of such Registrable Notes.

4.  Additional Interest
    -------------------

          (a) The Issuers and the Initial Purchasers agree that the Holders of Registrable Notes will suffer damages if the Issuers fail to fulfill their obligations under Section 2 or Section 3 hereof and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, the Issuers agree to pay, as liquidated damages, additional interest on the Notes ("Additional Interest") under the circumstances
                                   -------------------
and to the extent set forth below:

        (i) if (A) neither the Exchange Registration Statement nor the Shelf Registration has been filed with the SEC on or prior to the Filing Date or
     (B) notwithstanding that the Issuers have consummated or will consummate the Exchange Offer, the Issuers are required to file a Shelf Registration and such Shelf Registration is not filed on or prior to the Filing Date, then, commencing on the 151st day after the Issue Date, Additional Interest shall accrue on the Notes over and above the stated interest at a rate of 0.25% per annum for the first 90 days immediately following the Filing Date, such Additional Interest increasing by an additional 0.25% per annum at the beginning of each subsequent 90-day period;

        (ii) if (A) neither the Exchange Registration Statement nor the Shelf Registration is declared effective by the SEC on or prior to the Effectiveness Date or (B) notwithstanding that the Issuers have consummated or will consummate the Exchange Offer, the Issuers are required to file a Shelf Registration and such Shelf Registration is not declared effective by the SEC on or prior to the Effectiveness Date in respect of such Shelf Registration, then, commencing on the day after the applicable Effectiveness Date, Additional Interest shall accrue on the Notes over and above the stated interest at a rate of 0.25% per annum for the first 90 days immediately following such Effectiveness Date, such Additional Interest increasing by an additional 0.25% per annum at the beginning of each subsequent 90-day period; and

        (iii) if (A) the Company has not exchanged Exchange Notes for all Notes validly tendered in accordance with the terms of the Exchange Offer on or prior to the 240th day after the Issue Date or (B) if applicable, the Shelf Registration has been declared effective and such Shelf Registration ceases to be effective at any time during the Effectiveness Period, subject to the last sentence of Section 4(a), then Additional Interest shall accrue (over and above any interest otherwise payable on such Notes) at a rate of 0.25% per annum on (x) the 241st day after the Issue Date with respect to the Notes validly tendered and not exchanged by the Company, in the case of (A) above, or (y) the day such Shelf Registration ceases to be effective, in the case of (B) above, such Additional Interest increasing by an additional 0.25% per annum at the begin-ning of each such subsequent 90-day period (it being understood and agreed that, notwithstanding any provision to the contrary, so long as any Note that is the subject of a Shelf Notice is then covered by an effective Shelf Registration Statement, no Additional Interest shall accrue on such Note);

provided, however, that the Additional Interest rate on any affected Note may
--------  -------
not exceed in the aggregate 1.0%; and provided, further, that (1) upon the
                                      --------  -------
filing of the Exchange Registration Statement or a Shelf Registration (in the case of clause (i) of this Section 4(a)), (2) upon the effectiveness of the Exchange Registration Statement or the Shelf Registration (in the case of clause
(ii) of this Section 4(a)), or (3) upon the exchange of Exchange Notes for all Notes tendered and not validly withdrawn (in the case of clause (iii)(A) of this
Section 4(a)), or upon the effectiveness of the Exchange Registration Statement that had ceased to remain effective (in the case of (iii)(B) of this Section 4(a)), or upon the effectiveness of the Shelf Registration that had ceased to remain effective (in the case of (iii)(C) of this Section 4(a)), Additional Interest on the affected Notes as a result of such clause (or the relevant subclause thereof), as the case may be, shall cease to accrue. Notwithstanding the foregoing, the Company may publish a notice ("Shelf Registration Suspension
                                                  -----------------------------
Notice") that the Shelf Registration is no longer effective or that the
------
prospectus included therein is unusable pending the announcement of a material corporate transaction and, in the event that the aggregate number of days in any 12-month period for which all such notices does not exceed 45 days, Additional Interest will not accrue and be payable with respect to such 45 days, as set forth above, as the result of such suspension.

          (b) The Issuers shall notify the Trustee within three business days after each and every date on which an event occurs in respect of which Additional Interest is required to be paid (an "Event Date"). Any amounts of
                                                ----------
Additional Interest due pursuant to clauses (a)(i), (a)(ii) or (a)(iii) of this
Section 4 shall be payable to the Holders of affected Notes as of the relevant record date in cash semi-annually on the same original interest payment dates as the Notes (as set forth in the Indenture) commencing with the first such date occurring after any such Additional Interest commences to accrue. The amount of Additional Interest will be determined by multiplying the applicable Additional Interest rate by the principal amount of the affected Registrable Notes of such Holders, multiplied by a fraction, the numerator of which is the number of days such Additional

Interest rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months and, in the case of a partial month, the actual number of days elapsed), and the denominator of which is 360.

5.  Registration Procedures
    -----------------------

          In connection with the filing of any Registration Statement pursuant to Sections 2 or 3 hereof, the Issuers shall effect such registration(s) to permit the sale of the securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto and in connection with any Registration Statement filed by the Issuers hereunder, the Issuers shall:

          (a) Prepare and file with the SEC on or prior to the Filing Date a Registration Statement or Registration Statements as prescribed by Sections 2 or 3 hereof and use their commercially reasonable efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided, however, that, if (1) such filing is made pursuant to Section
        --------  -------
3 hereof, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Issuers shall furnish to and afford the Holders of the Registrable Notes covered by such Registration Statement (in the case of a Registration Statement filed pursuant to Section 3 hereof) or each such Participating Broker-Dealer (in the case where a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered by Participating Broker-Dealers), as the case may be, their counsel and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (in each case at least five business days prior to such filing). The Issuers shall not file any Registration Statement or Prospectus or any amendments or supplements thereto if any such Participating Broker-Dealer or the managing underwriters, if any, shall reasonably object.

          (b) Prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration or

Exchange Registration Statement, as the case may be, as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period or the Applicable Period or until consummation of the Exchange Offer, as the case may be; cause the related Prospectus to be supplemented by any Prospectus supplement required by applicable law and, as so supplemented, to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act applicable to them with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented and with respect to the subsequent resale of any securities being sold by a Participating Broker-Dealer covered by any such Prospectus; the Issuers shall be deemed not to have used their commercially reasonable efforts to keep a Registration Statement effective during the Applicable Period if they voluntarily take any action that would result in selling Holders of the Registrable Notes covered thereby or Participating Broker-Dealers seeking to sell Exchange Notes not being able to sell such Registrable Notes or such Exchange Notes during that period, unless such action is required by applicable law or unless the Issuers comply with this Agreement, including without limitation, the provisions of paragraph 5(k) hereof, the last paragraph of this Section 5 and the last sentence of Section 4(a).

          (c) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, notify the selling Holders of Registrable Notes, or each such Participating Broker-Dealer, as the case may be, their counsel and the managing underwriters, if any, promptly (but in any event within two business days), and confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective under the Securities Act (including in such notice a written statement that any Holder may, upon request, obtain, at the sole expense of the Issuers, one conformed copy of such Registration Statement or post-effective amendment, including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits), (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose, (iii) if at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Notes or resales of Exchange Notes by Participating Broker-Dealers upon written notice by any such Participating Broker-Dealer of a resale the representations and warranties of the Issuers contained in any agreement (including any underwriting agreement), contemplated by Section 5(n) hereof cease to be true and correct, (iv) of the receipt by any Issuer of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Notes or the Exchange Notes to be sold by any Participating Broker-Dealer for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event, the existence of any condition or any information becoming known that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in or amendments or supplements to such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (vi) of the determination by the Issuers that a post-effective amendment to a Registration Statement would be appropriate.

          (d) Use their commercially reasonable efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Notes or the Exchange Notes for sale in any jurisdiction, and, if any such order is issued, to use its commercially reasonable efforts to obtain the withdrawal of any such order at the earliest possible moment.

          (e) If a Shelf Registration is filed pursuant to Section 3 and if requested by the managing underwriter or underwriters, if any, (i) promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters, if any, or counsel for any of them, reasonably request to be included therein, and (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Issuers have received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment.

          (f) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, furnish to each selling Holder of Registrable Notes and to each such Participating Broker-Dealer who so requests and to their respective counsel and each managing underwriter, if any, at the sole expense of the Issuers, one conformed copy of the Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules, and, if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

          (g) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, deliver to each selling Holder of Registrable Notes, or each such Participating Broker-Dealer, as the case may be, their respective counsel, and the underwriters, if any, at the sole expense of the Issuers, as many copies of the Prospectus or Prospectuses (including each form of preliminary prospectus) and each amendment or supplement thereto and any documents incorporated by reference therein as such Persons may reasonably request; and, subject to the last paragraph of this Section 5, the Issuers hereby consent to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Notes or each such Participating Broker-Dealer, as the case may be, and the underwriters or agents, if any, and dealers if any, in connection with the offering and sale of the Registrable Notes covered by, or the sale by Participating Broker-Dealers of the Exchange Notes pursuant to, such Prospectus and any amendment or supplement thereto.

          (h) Prior to any public offering of Registrable Notes or any delivery of a Prospectus contained in the Exchange Registration Statement by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, use their commercially reasonable efforts to register or qualify such Registrable Notes (and to cooperate with selling Holders of Registrable Notes or each such Participating Broker-Dealer, as the case may be, the managing underwriter or underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Notes) for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder, Participating Broker-Dealer, or the managing underwriter or underwriters reasonably request in writing; provided, however,
                                                           --------  -------
that where Exchange Notes held by Participating Broker-Dealers or Registrable Notes are offered other than through an underwritten offering, the Issuers agree to cause their counsel to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this Section 5(h); keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or in the Issuers' reasonable judgment advisable to enable the disposition in such jurisdictions of the Exchange Notes held by Participating Broker-Dealers or the Registrable Notes covered by the applicable Registration Statement; provided, however, that none
                                                  --------  -------
of the Issuers shall be required to (A) qualify generally to do business in any jurisdiction where any such Issuer is not then so qualified, (B) take any action that would subject any such Issuer to general service of process in any such jurisdiction where any such Issuer is not then so subject or (C) become subject to taxation in any such jurisdiction where any such Issuer is not then so subject.

          (i) If a Shelf Registration is filed pursuant to Section 3 hereof, cooperate with the selling Holders of Registrable Notes and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Notes to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company; and enable such Registrable Notes to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or Holders may reasonably request.

          (j) Use their commercially reasonable efforts to cause the Registrable Notes covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities, if any, as may be necessary to enable the Holders thereof or the underwriter or underwriters, if any, to dispose of such Registrable Notes, except as may be required solely as a consequence of the nature of a selling Holder's business, in which case the Issuers will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals.

          (k) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, upon the occurrence of any event contemplated by paragraph 5(c)(v) or 5(c)(vi) hereof, as promptly as practicable prepare and (subject to Section 5(a) hereof) file with the SEC, at the sole expense of the Issuers, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Notes being sold thereunder or to the purchasers of the Exchange Notes to whom such Prospectus will be delivered by a Participating Broker-Dealer, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the Issuer shall not have any obligations under this Section 5(k) to file a supplement or post-effective amendment to the Exchange Registration Statement or Prospectus (or other such document) while a Shelf Registration Suspension Notice pursuant to the last sentence of paragraph 4(a) is applicable.

          (l) Use their reasonable best efforts to cause the Registrable Notes covered by a Registration Statement or the Exchange Notes, as the case may be, to be rated with the appropriate rating agencies, if so requested by the Holders of a majority in aggregate principal amount of Registrable Notes covered by such Registration Statement or the Exchange Notes, as the case may be, or the managing underwriter or underwriters, if any.

          (m) Prior to the effective date of the first Registration Statement relating to the Registrable Notes, (i) provide the Trustee with certificates for the Registrable Notes or Exchange Notes, as the case may be, in a form eligible for deposit with The Depository Trust Company and (ii) provide a CUSIP number for the Registrable Notes or Exchange Notes, as the case may be.

          (n) In connection with any underwritten offering of Registrable Notes pursuant to a Shelf Registration, enter into an underwriting agreement as is customary in underwritten offerings of debt securities similar to the Notes and take all such other actions as are reasonably requested by the managing underwriter or underwriters in order to expedite or facilitate the registration or the disposition of such Registrable Notes and, in such connection, (i) make such representations and warranties to, and covenants with, the underwriters with respect to the business of the Issuers (including any acquired business, properties or entities, if applicable) and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings of debt securities similar to the Notes, and confirm the same in writing if reasonably requested; (ii) obtain the written opinion of counsel to the Issuers in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters, addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings of debt securities similar to the Notes and such other matters as may be reasonably requested by the managing underwriter or underwriters; (iii) obtain "cold comfort" letters and updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters from the independent certified public accountants of the Issuers (and, if necessary, any other independent certified public accountants of any subsidiary of the Issuers or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included or incorporated by reference in the Registration Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings of debt securities similar to the Notes and such other matters as reasonably requested by the managing underwriter or underwriters; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable than those set forth in Section 7 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount of Registrable Notes covered by such Registration Statement and the managing underwriter or underwriters or agents) with respect to all parties to be indemnified pursuant to said Section. The above shall be done at each closing under such underwriting agreement or as and to the extent required thereunder.

          (o) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, make available for inspection by any selling Holder of such Registrable Notes being sold, or each such Participating Broker-Dealer, as the case may be, any underwriter participating in any such disposition of Registrable Notes, if any, and any attorney, accountant or other agent retained by any such selling Holder or each such Participating Broker-Dealer, as the case may be, or underwriter (collectively, the "Inspectors"), at the offices where
                                           ----------
normally kept, during reasonable business hours and upon reasonable notice, all financial and other records, pertinent corporate documents and instruments of the Issuers and their subsidiaries (collectively, the "Records") as shall be
                                                       -------
reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the respective officers, directors and employees of the Issuers and their subsidiaries to supply all information reasonably requested by any such Inspector in connection with such Registration Statement. Records that the Issuers determine, in good faith, to be confidential and any Records that it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement, (ii) the release of such Records is ordered pur-suant to a subpoena or other final order from a court of competent jurisdiction or (iii) the information in such Records has been made generally available to the public other than in violation of any obligation of confidentiality, hereunder or otherwise. Each selling Holder of such Registrable Securities and each such Participating Broker-Dealer will be required, prior to the disclosure of any such information, to agree in writing that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it for any purpose other than the sale or exchange of Notes pursuant to an Exchange Offer or Shelf Registration. Each selling Holder of such Registrable Notes and each such Participating Broker-Dealer will be required to further agree that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, promptly give notice to the Issuers and allow the Issuers to undertake appropriate action to prevent disclosure of the Records deemed confidential at the Issuers' sole expense.

          (p) Provide an indenture trustee for the Registrable Notes or the Exchange Notes, as the case may be, and cause the Indenture or the trust indenture provided for in Section 2(a) hereof, as the case may be, to be qualified under the TIA not later than the effective date of the Exchange Offer or the first Registration Statement relating to the Registrable Notes; and in connection therewith, cooperate with the trustee under any such indenture and the Holders of the Registrable Notes, to effect such changes to such indenture as may be required for such indenture to be so qualified in accordance with the terms of the TIA; and execute, and use their reasonable best efforts to cause such trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable such indenture to be so qualified in a timely manner.

          (q) Comply with all applicable rules and regulations of the SEC and make generally available to its securityholders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Notes are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an of-fering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

          (r) If an Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Registrable Notes by Holders to the Company (or to such other Person as directed by the Issuers) in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be, the Issuers shall mark, or cause to be marked, on such Registrable Notes that such Registrable Notes are being cancelled in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be; in no event shall such Registrable Notes be marked as paid or otherwise satisfied.

          (s) Reasonably cooperate with each seller of Registrable Notes covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Notes and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD").
                    ----

          (t) Use their reasonable best efforts to take all other steps necessary or advisable to effect the registration of the Registrable Notes covered by a Registration Statement contemplated hereby.

          The Company may require each seller of Registrable Notes as to which any Registration is being effected to furnish to the Issuers such information regarding such seller and the distribution of such Registrable Notes as the Issuers may, from time to time, reasonably request. The Issuers may exclude from such registration the Registrable Notes of any seller who unreasonably fails to furnish such information within a reasonable time after receiving such request. Each seller as to which any Shelf Registration is being effected agrees to furnish promptly to the Issuers all information required to be disclosed in order to make the information previously furnished to the Issuers by such seller not materially misleading.

          Each Holder of Registrable Notes and each Participating Broker-Dealer agrees by acquisition of such Registrable Notes or Exchange Notes to be sold by such Participating Broker-Dealer, as the case may be, that, upon actual receipt of a Shelf Registration Suspension Notice or any notice from the Issuers of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iv), 5(c)(v) or 5(c)(vi) hereof, such

Holder will forthwith discontinue disposition of such Registrable Notes covered by such Registration Statement or Prospectus or Exchange Notes to be sold by such Holder or Participating Broker-Dealer, as the case may be, until such Holder's or Participating Broker-Dealer's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof, or until it is advised in writing (the "Advice") by the Issuers that the use of the
                               ------
applicable Prospectus may be resumed and has received copies of any amendments or supplements thereto. In the event the Issuers shall give any such notice, each of the Effectiveness Period and the Applicable Period shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of Registrable Notes covered by such Registration Statement or Exchange Notes to be sold by such Participating Broker-Dealer, as the case may be, shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof or (y) the Advice.

6.  Registration Expenses
    ---------------------

          (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Issuers shall be borne by the Issuers whether or not the Exchange Offer or a Shelf Registration is filed or becomes effective, including, without limitation, (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the NASD in connection with an underwritten offering and (B) fees and expenses of compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of counsel in connection with Blue Sky qualifications of the Registrable Notes or Exchange Notes and determination of the eligibility of the Registrable Notes or Exchange Notes for investment under the laws of such jurisdictions (x) where the holders of Registrable Notes are located, in the case of the Exchange Notes, or (y) as provided in Section 5(h) hereof, in the case of Registrable Notes or Exchange Notes to be sold by a Participating Broker-Dealer during the Applicable Period)), (ii) printing expenses, including, without limitation, expenses of printing certificates for Registrable Notes or Exchange Notes in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by the managing underwriter or underwriters, if any, by the Holders of a majority in aggregate principal amount of the Registrable Notes included in any Registration State-ment or sold by any Participating Broker-Dealer, as the case may be, (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Issuers and fees and disbursements of special counsel for the sellers of Registrable Notes (subject to the provisions of Section 6(b) hereof),
(v) fees and disbursements of all independent certified public accountants referred to in Section 5(n)(iii) hereof (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (vi) rating agency fees, if any, and any fees associated with making the Registrable Notes or Exchange Notes eligible for trading through The Depository Trust Company, (vii) Securities Act liability insurance, if the Company desires such insurance, (viii) fees and expenses of all other Persons retained by the Issuers, (ix) internal expenses of the Issuers (including, without limitation, all salaries and expenses of officers and employees of the Issuers performing legal or accounting duties), (x) the expense of any annual audit, (xi) the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange, if applicable and (xii) the expenses relating to printing, word processing and distributing all Registration Statements, underwriting agreements, securities sales agreements, indentures and any other documents necessary in order to comply with this Agreement.

          (b) The Issuers shall reimburse the Holders of the Registrable Notes being registered in a Shelf Registration for the reasonable fees and disbursements of not more than one counsel (in addition to appropriate local counsel) chosen by the Holders of a majority in aggregate principal amount of the Registrable Notes to be included in such Registration Statement.

7.  Indemnification
    ---------------

          (a) The Issuers agree, jointly and severally, to indemnify and hold harmless each Holder of Registrable Notes offered pursuant to a Shelf Registration Statement and each Participating Broker-Dealer selling Exchange Notes during the Applicable Period, the affiliates, directors, officers, agents, representatives and employees of each such Person or its affiliates, and each other Person, if any, who controls any such Person or its affiliates within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a "Participant"), against any and all losses, claims, damages and
              -----------
liabilities (including, without
limitation, the reasonable legal fees and other expenses actually incurred in connection with any suit, action or proceeding or any claim asserted) caused by, arising out of or based upon

        (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement pursuant to which the offering of such Registrable Notes or Exchange Notes, as the case may be, is registered (or any amendment thereto) or related Prospectus (or any amendments or supplements thereto) or any related preliminary prospectus, or

        (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

and, subject to the following provisions hereof, will reimburse, as incurred, each Participant and each such controlling person for any legal or other expenses incurred by the Participant or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided,
                                                                   --------
however, that the Issuers will not be required to indemnify a Participant if (i)
-------
such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Participant furnished to the Issuers in writing by or on behalf of such Participant expressly for use therein or (ii) if such Participant sold to the person asserting the claim the Registrable Notes or Exchange Notes that are the subject of such claim and such untrue statement or omission or alleged untrue statement or omission was contained or made in any preliminary prospectus and corrected in the Prospectus or any amendment or supplement thereto, and the Prospectus does not contain any other untrue statement or omission or alleged untrue statement or omission of a material fact that was the subject matter of the related proceeding and it is established by the Issuers in the related proceeding that such Participant failed to deliver or provide a copy of the Prospectus (as amended or supplemented) to such Person with or prior to the confirmation of the sale of such Registrable Notes or Exchange Notes sold to such Person unless such failure to deliver or provide a copy of the Prospectus (as amended or supplemented) was a result of noncompliance by the Issuers with Section 5 of this Agreement.

          (b) Each Participant agrees, severally and not jointly, to indemnify and hold harmless each of the Issuers, their directors and officers and each Person who controls each of the Issuers within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Issuers to each Participant, but only (i) with reference to information relating to such Participant furnished to the Issuers in writing by or on behalf of such Participant expressly for use in any Registration Statement or Prospectus, any amendment or supplement thereto or any preliminary prospectus or (ii) with respect to any untrue statement or representation made by such Participant in writing to the Company. The liability of any Participant under this paragraph shall in no event exceed the proceeds received by such Participant from sales of Registrable Notes or Exchange Notes giving rise to such obligations.

          (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such Person (the "Indemnified Person") shall promptly
                                            ------------------
notify the Person against whom such indemnity may be sought (the "Indemnifying
                                                                  ------------
Person") in writing, and the Indemnifying Person, upon request of the
------
Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may reasonably designate in such proceeding and shall pay the reasonable fees and expenses actually incurred by such counsel related to such proceeding; provided, however, that the failure to so notify the
                 --------  -------
Indemnifying Person shall not relieve it of any obligation or liability that it may have hereunder or otherwise (unless and only to the extent that such failure directly results in the forfeiture of any substantial rights or defenses by the Indemnifying Person). In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed in writing to the contrary, (ii) the Indemnifying Person shall have failed within a reasonable period of time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and in a written opinion of counsel reasonably accept-able to the Indemnifying Person representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any one such proceeding or separate but substantially similar related proceeding in the same jurisdiction arising out of the same general allegations, be liable for the fees and expenses of more than one separate firm (in addition to any appropriate local counsel) for all Indemnified Persons and that all such fees and expenses shall be reimbursed promptly as they are incurred. Any such separate firm for the Participants and such control Persons of Participants shall be designated in writing by Participants who sold a majority in interest of Registrable Notes and Exchange Notes sold by all such Participants and any such separate firm for the Issuers, its directors, its officers and such control Persons of the Issuers shall be designated in writing by the Issuers. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its prior written consent, but if settled with such consent or if there be a final non-appealable judgment for the plaintiff for which the Indemnified Person is entitled to indemnification pursuant to this Agreement, the Indemnifying Person agrees to indemnify and hold harmless each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement or compromise of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party, and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional written release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any Indemnified Person.

          (d) If the indemnification provided for in the first and second paragraphs of this Section 7 is for any reason unavailable to, or insufficient to hold harmless, an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraphs, in lieu of indemnifying such Indemnified Person thereunder and in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such Indemnified Person as a re-sult of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers on the one hand or such Participant or such other Indemnified Person, as the case may be, on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances.

          (e) The parties agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation
                                                           --- ----
(even if the Participants were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall a Participant be required to contribute any amount in excess of the amount by which proceeds received by such Participant from sales of Registrable Notes or Exchange Notes, as the case may be, exceeds the amount of any damages that such Participant has otherwise been required to pay or has paid by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          (f) The indemnity and contribution agreements contained in this
Section 7 will be in addition to any liability that the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

8.  Rule 144 and 144A
    -----------------

          Each of the Issuers covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner in accordance with the requirements of the Securities Act and the Exchange Act and, if at any time the Issuers are not required to file such reports, it will, upon the request of any Holder of Registrable Notes, make publicly available annual reports and such information, documents and other reports of the type specified in Sections 13 and 15(d) of the Exchange Act. Each of the Issuers further covenants for so long as any Registrable Notes remain outstanding, to make available to any Holder or beneficial owner of Registrable Notes in connection with any sale thereof and any prospective purchaser of such Registrable Notes from such Holder or beneficial owner the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Registrable Notes pursuant to Rule 144A.

9.  Underwritten Registrations
    --------------------------

          If any of the Registrable Notes covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of a majority in aggregate principal amount of such Registrable Notes included in such offering and reasonably acceptable to the Issuers, and such Holders shall be responsible for all underwriting discounts and commissions in connection therewith.

          No Holder of Registrable Notes may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Notes on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

10. Miscellaneous
    -------------

          (a) No Inconsistent Agreements.  None of the Issuers has entered, as
              --------------------------
of the date hereof, and none of the Issuers will, after the date of this Agreement, enter into any agreement with respect to any of its securities that is inconsistent with the rights granted to the Holders of Registrable Notes in this Agreement or otherwise conflicts with the provisions hereof. None of the Issuers has entered and none of the Issuers will enter into any agreement with respect to any of its securities that will grant to any Person piggy-back registration rights with respect to a Registration Statement required to be filed by the Issuers pursuant to this Agreement.

          (b) Adjustments Affecting Registrable Notes.  None of the Issuers
              ---------------------------------------
will, directly or indirectly, take any action with respect to the Registrable Notes as a class that would adversely affect the ability of the Holders of Registrable Notes to include such Registrable Notes in a registration undertaken pursuant to this Agreement.

          (c) Amendments and Waivers.  The provisions of this Agreement may not
              ----------------------
be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of the Holders of not less than a majority in aggregate principal amount of the then outstanding Registrable Notes. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Notes whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Notes may be given by Holders of at least a majority in aggregate principal amount of the Registrable Notes being sold by such Holders pursuant to such Registration Statement; provided, however, that the provisions
                                         --------  -------
of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.

          (d) Notices.  All notices and other communications (including without
              -------
limitation any notices or other communications to the Trustee) provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or facsimile:

          1. if to a Holder of the Registrable Notes or any Participating Broker-Dealer, at the most current address of such Holder or Participating Broker-Dealer, as the case may be, set forth on the records of the registrar under the Indenture, with a copy in like manner to the Initial Purchasers as follows:

               BT ALEX. BROWN INCORPORATED

               130 Liberty Street
               New York, New York
               Facsimile No:  (212) 250-7200
               Attention:  Corporate Finance Department

               CREDIT SUISSE FIRST BOSTON CORPORATION
               11 Madison Avenue
               New York, New York 10010-3629
               Facsimile No.:  (212) 325-8030
               Attention:  High Yield Capital Markets

               SALOMON BROTHERS INC
               Seven World Trade Center
               New York, New York 10048
               Facsimile No.:  (212) 783-4548
               Attention:  Capital Markets


     with a copy to:

               Cahill Gordon & Reindel
               80 Pine Street
               New York, New York  10005
               Facsimile No:  (212) 269-5420
               Attention:  James J. Clark

          2.   if to the Initial Purchasers, at the addresses specified in
     Section 10(d)(1);

          3.   if to the Company, as follows:

               MTL INC.
               3108 Central Drive
               Plant City, FL 33567
               Facsimile No:  (813) 757-2305
               Attention:  President

     with copies to:

               DEWEY BALLANTINE LLP
               1301 Avenue of the Americas
               New York, New York
               Facsimile No:  (212) 259-6333
               Attention:  Morton A. Pierce
                           Douglas L. Getter

          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; one business day after being timely delivered to a next-day air courier; and when receipt is acknowledged by the addressee, if sent by facsimile.

          Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address and in the manner specified in such Indenture.

          (e) Successors and Assigns.  This Agreement shall inure to the benefit
              ----------------------
of and be binding upon the successors and assigns of each of the parties hereto; provided, however, that this Agreement shall not inure to the benefit of or be
--------  -------
binding upon a successor or assign of a Holder unless and to the extent such successor or assign holds Registrable Notes and agrees in writing to be bound by the provisions hereof as if it were a signatory hereto.

          (f) Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (g) Headings.  The headings in this Agreement are for convenience of
              --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (H) GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
              -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

          (i) Severability.  If any term, provision, covenant or restriction of
              ------------
this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (j) Notes Held by the Issuers or their Affiliates.  Whenever the
              ---------------------------------------------
consent or approval of Holders of a specified percentage of Registrable Notes is required hereunder, Registrable Notes held by the Issuers or their affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

          (k) Third Party Beneficiaries.  Holders of Registrable Notes and
              -------------------------
Participating Broker-Dealers are intended third party beneficiaries of this Agreement and this Agreement may be enforced by such Persons.

          (l) Entire Agreement.  This Agreement, together with the Purchase
              ----------------
Agreement and the Indenture, is intended by the parties as a final and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein and any and all prior oral or written agreements, representations, or warranties, contracts, understandings, correspondence, conversations and memoranda between the Initial Purchasers on the one hand and the Issuers on the other, or between or among any agents, representatives, parents, subsidiaries, affiliates, predecessors in interest or successors in inter-est with respect to the subject matter hereof and thereof are merged herein and replaced hereby.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                              THE COMPANY:
                              -----------

                              MTL INC.

                              By:______________________________________
                                 Name:
                                 Title:

                              THE GUARANTORS:
                              --------------

                              MONTGOMERY TANK LINES, INC.

                              By:______________________________________
                                 Name:
                                 Title:

                              QUALITY CARRIERS, INC.

                              By:______________________________________
                                 Name:
                                 Title:

                              LAKESHORE LEASING, INC.

                              By:______________________________________
                                 Name:
                                 Title:

                              MTL INVESTMENTS, INC.

                              By:______________________________________
                                 Name:
                                 Title:

                              MEXICO INVESTMENTS, INC.

                              By:______________________________________
                                 Name:
                                 Title:

                              MTL OF NEVADA

                              By:______________________________________
                                 Name:
                                 Title:

THE INITIAL PURCHASERS:
----------------------

BT ALEX. BROWN INCORPORATED

By:_______________________
   Name:
   Title:

CREDIT SUISSE FIRST BOSTON CORPORATION

By:_______________________
   Name:
   Title:

SALOMON BROTHERS INC

By:_______________________
   Name:
   Title: